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                                                                    EXHIBIT 23




                                 LEAPNET, INC.




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-24839).




ARTHUR ANDERSEN LLP


Chicago, Illinois
March 10, 1999